EXHIBIT 10.aa

                                  ASSIGNMENT OF
                 FIRST PRIORITY MORTGAGE OVER M/V ENCHANTED ISLE

         THIS ASSIGNMENT OF FIRST PRIORITY MORTGAGE OVER M/V ENCHANTED ISLE is executed this 4th day of December, 1998 by MERITA BANK PLC, a Finland corporation ("Merita"), in favor of EFFJOHN INTERNATIONAL CRUISE HOLDINGS, INC., a Cayman Islands corporation ("EffJohn").

                                    RECITALS

         WHEREAS, by a loan agreement entered into on October 21, 1991, as amended in March 1993, March 1994 and July 1995 (the "EffJohn Loan Agreement"), Merita made available to EffJohn thirty-two million dollars (US$32,000,000);

         WHEREAS, by a loan agreement dated July 14, 1995 (the "Almira Loan Agreement") by and between EffJohn, Azure Investments, Inc. ("Azure"), Almira Enterprises, Inc. ("Almira"), New Commodore Cruises Lines Limited and Commodore Holdings Limited, EffJohn made available to Azure and Almira twenty-four million five hundred thousand dollars (US$24,500,000);

         WHEREAS, on July 14, 1995, as security for its obligations under the Almira Loan Agreement, Almira granted EffJohn a first priority Panamanian mortgage in respect of the M/V Enchanted Isle (the "Mortgage");

         WHEREAS, on July 14, 1995, as security for its obligations under the EffJohn Loan Agreement, EffJohn assigned its interest in the Mortgage to Merita;

         WHEREAS, EffJohn has entered into an agreement with Merita to remit payment to Merita for the outstanding indebtedness due under the EffJohn Loan Agreement; and

         WHEREAS, EffJohn and Merita have agreed to re-assign Merita's interest in the Mortgage to EffJohn by executing this Assignment of the First Priority Mortgage.

         NOW, THEREFORE, in consideration of EffJohn paying the unpaid balance due under the EffJohn Loan Agreement to Merita, receipt of which is hereby acknowledged, EffJohn and Merita agree as follows:

         Merita assigns all of its right, title and interest in the Mortgage to EffJohn. Merita agrees to execute such additional documents as may be required by EffJohn to record such assignment in the Panamanian shipping records and Merita and EffJohn hereby appoint the law firm of Galindo, Arias & Lopez to attend to the protocolization and registration of this Assignment of the First Priority Mortgage.

         IN WITNESS WHEREOF, EffJohn and Merita have executed this Assignment of First Mortgage over M/V Enchanted Isle as of the date first above written.

         THIS ASSIGNMENT may be executed in any number of counterparts, all of which shall constitute one and the same instrument.

                                  EFFJOHN INTERNATIONAL CRUISE
                                  HOLDINGS, INC.

                                  By:/S/ THOMAS FORSS
                                     -------------------------------------------
                                       Name: THOMAS FORSS
                                       Title: DIRECTOR


                                  MERITA BANK, PLC

                                  By: /S/ KIRSTEN KAARE-JENSEN
                                     -------------------------------------------
                                       Name: KIRSTEN KAARE-JENSEN
                                       Title:  DEPUTY HEAD OF SHIP FINANCING

                                  By: /S/ HENNY O'BRIEN
                                     -------------------------------------------
                                       Name: HENNY O'BRIEN
                                       Title: HEAD OF SHIP FINANCING

                                  NOTARIZATION

         I, John Saville, Notary Public, duly authorized, admitted and sworn, and practicing in London, DO HEREBY CERTIFY that Kirsten Kaare-Jensen, did sign the foregoing Assignment of First Priority Mortgage and the signature of said Kirsten Kaare-Jensen, appearing thereon is the true and authentic signature of said Kirsten Kaare-Jensen, AND I DO FURTHER CERTIFY that satisfactory and sufficient proof has been produced to me that said Kirsten Kaare-Jensen, is the Deputy Head of Ship Finance of MERITA BANK, PLC and duly authorized and empowered by the said corporation to sign and execute the foregoing Assignment of First Priority Mortgage for and on behalf of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my seal of office this 4th day of December, 1998.

                                      /S/ JOHN SAVILLE
                                      ---------------------------------------
                                      Notary Public

                                  NOTARIZATION

         I, John Saville, Notary Public, duly authorized, admitted and sworn, and practicing in London, DO HEREBY CERTIFY that Henny O'Brien, did sign the foregoing Assignment of First Priority Mortgage and the signature of said Henny O'Brien, appearing thereon is the true and authentic signature of said Henny O'Brien, AND I DO FURTHER CERTIFY that satisfactory and sufficient proof has been produced to me that said Kirsten Kaare-Jensen, is the Head of Ship Finance of MERITA BANK, PLC and duly authorized and empowered by the said corporation to sign and execute the foregoing Assignment of First Priority Mortgage for and on behalf of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my seal of office this 4th day of December, 1998.

                                      /S/ JOHN SAVILLE
                                      ---------------------------------------
                                      Notary Public

                                  NOTARIZATION

         I, Jukka Heikkila, Notary Public, duly authorized, admitted and sworn, and practicing in Helsinki, Finland, DO HEREBY CERTIFY that Thomas Forss, did sign the foregoing Assignment of First Priority Mortgage and the signature of said Thomas Forss, appearing thereon is the true and authentic signature of said Thomas Forss, AND I DO FURTHER CERTIFY that satisfactory and sufficient proof has been produced to me that said Thomas Forss, is the Director of EFFJOHN INTERNATIONAL CRUISE HOLDINGS, INC. and duly authorized and empowered by the said corporation to sign and execute the foregoing Assignment of First Priority Mortgage for and on behalf of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my seal of office this 4th day of December, 1998.

                                       /S/ JUKKA HEIKKILA
                                       -----------------------------------------
                                       Notary Public